UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

NEUROBO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210

Cambridge, Massachusetts 02138

(Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 28, 2023, NeuroBo Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has submitted an Investigational New Drug (“IND”) application to the U.S. Food and Drug Administration (FDA). The IND application supports a Phase 1 clinical trial of DA-1726, a novel, dual oxyntomodulin (OXM) analog agonist that functions as a glucagon-like peptide-1 receptor (GLP1R) and glucagon receptor (GCGR) for the treatment of obesity.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report on Form 8-K, and the inclusion of such website addresses in this Current Report on Form 8-K by incorporation by reference of the press release is as inactive textual references only.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release dated December 28, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: December 28, 2023	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer